Exhibit 10(j)
                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of September 29, 2000, by and between Pro Tech Communications, Inc., a Florida corporation, with headquarters at 3311 Industrial 25th Street, Fort Pierce, Florida 34946, (the "Company"), and Balmore Funds, S.A., Austost Anstalt Schaan and Zakeni Limited (individually, a "Buyer" and collectively, the "Buyers").

     WHEREAS, in connection with and pursuant to the terms and conditions of the Securities Purchase and Supplemental Exchange Rights Agreement by and among the Buyers, the Company and NCT Group, Inc. ("NCT"), dated as of the date hereof (the "Securities Purchase Agreement"), the Company has agreed to (i) issue and sell, and the Buyers have agreed to purchase, shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock"), which will be convertible into shares of the Company's common stock (the "Common Stock") (as converted, the "Conversion Shares"), in accordance with the terms of the Articles of Amendment to Articles of Incorporation of the Company dated as of September 29, 2000 (the "Articles of Amendment"); and (ii) granted to the Buyers warrants ("Warrants") to purchase shares of Common Stock ("Warrant Shares"), in accordance with the terms and conditions of the Warrant Agreements (as defined in the Securities Purchase Agreement) dated as of the date hereof, between the Company and the Buyers.

     WHEREAS, to induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (or any similar successor statute) (collectively, the "1933 Act"), and applicable state securities laws:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

1.    DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     a. "Investors" or Investor" means the Buyers and any permitted transferee or assignee of the Buyers (including NCT) who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof and who holds Preferred Stock or Registrable Securities.

     b. "Issuance Date" means the date of the Company's issuance of its Series A Preferred Shares to the Investors (defined in accordance with the Articles of Amendment).

     c. "Person" means an individual, corporation, limited liability company, incorporated or unincorporated association, partnership, trust, joint venture, organization, business, governmental or political subdivision thereof or a governmental agency.

     d. "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act (or any successor rule providing for offering securities on a continuous basis) ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

     e. "Registrable Securities" means (i) the Conversion Shares and (ii) the Warrant Shares and any shares of capital stock issued or issuable with respect to the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

     f.  "Registration   Statement"  means  a  registration  statement  and  any
additional registration statement(s) of the Company filed under the 1933 Act.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2. REGISTRATION.

     a. Mandatory Registration. The Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-1 (or other equivalent short form registration statement) on or prior to a date which is no more than ninety (90) days from the Closing Date (the "SB-1 Filing Deadline"), covering the resale of all of the Registrable Securities and no other securities of any kind owned by any other person or entity. The Registration Statement(s) (i) shall include only the Registrable Securities and the shares referred to in Exhibit 1 annexed hereto, and (ii) shall also state that, in accordance with Rule 416 and 457 promulgated under the 1933 Act, such Registration Statement(s) also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock to prevent dilution resulting from stock splits, stock dividends or similar transactions. Such Registration Statement shall initially register for resale at least 8,088,000 [115% based on current price] shares of Common Stock, subject to adjustment as provided in Section 3(b), and such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Registrable Securities issued or issuable as of each date that a Registration Statement, as amended, relating to the resale of the Registrable Securities is declared effective by the SEC. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the SEC within one hundred twenty (120) days after the SB-1 Filing Deadline (the "Registration Deadline" or "Required Effective Date"). The Company shall permit the Registration Statement to become effective within five (5) business days after receipt of a "no review" notice from the SEC.

     b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) involves an underwritten offering, the Investors shall have the right to select one legal counsel and an investment banker (or bankers) and manager (or managers) to administer their interest in the offering, the costs of which shall be borne by the Investors, which investment banker (or bankers) and manager (or managers) shall be reasonably satisfactory to the Company.

     c. Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an underwritten offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business, or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each Investor who is entitled to registration rights under this Section 2(c) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c). If within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in
Section 2(d) below. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under
Section 2(a). The obligations of the Company under this Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters as selected by the Company and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

     d. Priority in Piggy-Back Registration Rights in connection with Registrations or Company Account. If the registration referred to in Section 2(c) is to be an underwritten public offering for the account of the Company and the managing underwriter(s) advise the Company in writing that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account, (2) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (3) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, drawn from them pro rata based on the number each has requested to be included in such registration.

     e. Payments by the Company. If the Registration Statement covering the Registrable Securities is not effective by the Required Effective Date, then the Conversion Price (as defined in the Articles of Amendment) of the Series A Preferred Stock will be reduced pursuant to and in accordance with the terms of the Articles of Amendment. The parties acknowledge that the damages which may be incurred by the Investors if the Registration Statement has not been declared effective by the Required Effective Date may be difficult to ascertain. The parties agree that the Periodic Amount Percentage (as defined in the Articles of Amendment) represents a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

3.    RELATED OBLIGATIONS.


     Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(c) or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

     a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the SB-1 Filing Deadline), for the registration of Registrable Securities pursuant to
Section 2(a) and shall use its commercially reasonable efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective by the one hundred twentieth (120th) ) day following the SB-1 Filing Deadline and keep the Registration Statement(s) effective pursuant to Rule 415 at all times, except as otherwise provided in Section 3(c) hereof, until the earliest of (i) the date that is three (3) years after the last day of the calendar month following the month in which the Registration Statement becomes effective, (ii) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (iii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the shares of Preferred Stock are outstanding (the "Registration Period"), which Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement(s) effective at all times, except as otherwise provided in Section 3(c) hereof, during the Registration Period, and, during such period, shall comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s). In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within sixty (60) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Preferred Stock is greater than the number of shares of Common Stock available for resale under such Registration Statement; provided, (a) in the case of the initial registration of the Registrable Securities pursuant to Section 2(a), the Company shall be required to register at least 8,088,000 [115% at current price] shares of Common Stock for resale and (b) the maximum number of shares of Common Stock that the Company shall be required to register hereunder shall not exceed 10,740,000 [200% at current price] shares. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Preferred Stock shall be disregarded and such calculation shall assume that the Preferred Stock are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Articles of Amendment).

     c. Black-Out Periods for Registration Statement. Notwithstanding anything to the contrary in this Agreement, commencing immediately after the effectiveness of any Registration Statement, the Company shall have the right, from time to time, but not more than twice per year, to direct the Investors to suspend sales of Registrable Securities registered thereunder for a period not to exceed fifteen (15) days (each such period a "Black-Out Period"), upon the Company's notification of the Investors in writing of the existence of a Potential Material Event (as defined below). The Company must, if lawful, give the Investors notice of a Black-Out Period in writing at least two (2) Trading Days (as defined below) prior to the first day of such Black-Out Period. Upon receipt of such notice, Investors shall not effect any sales of the Registrable Securities pursuant to such Registration Statement for the period designated in the notice. "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information. "Trading Day" shall mean (i) a day on which the Common Stock is traded on The Nasdaq Small Cap Market, the Nasdaq National Market or other registered national stock exchange on which the Common Stock has been listed, or (ii) if the Common Stock is not listed on The Nasdaq Small Cap Market, the Nasdaq National Market or any registered national stock exchange, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board.

     d. The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement(s) and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in such Registration Statement(s) (including each preliminary prospectus); (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request); and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

     e. The Company shall use commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement(s) for offer and sale under such other securities or "Blue Sky" laws of such jurisdictions within the United States as any Investor reasonably requests in writing, but no more than [four (4)] jurisdictions; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times, except as otherwise provided in Section 3(c) hereof, during the Registration Period; and (iv) take all other actions reasonably necessary or advisable to register or qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, or (c) take any action that would subject it to general service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction within the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

     f. In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering. The costs, commissions and fees of such underwriters shall be borne by the Investors.

     g. The Company shall promptly notify each Investor in writing of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or fails to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail); or (ii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

     h. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the registration or qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time. Further, the Company shall notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

     i. At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter (excluding any one or more of the Investors who may be deemed an underwriter in the offering under the Registration Statement), if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, the cost of which shall be borne by the Investors; and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors, the cost of which shall be borne by the Investors.

     j. The Company  shall make  available  for  inspection by (i) any Investor;
(ii) any underwriter participating in any disposition pursuant to a Registration Statement; (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors; and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility. The Company shall cause its officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. All fee costs and expenses of the foregoing shall be borne by the Investors.

     k. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     l. The Company shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed and quoted on the OTC Bulletin Board and any other securities exchange, trading or quotation facility or market, if any, on which securities of the same class or series issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or facility. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(l).

     m. The Company shall cooperate with the Investors who hold Registrable Securities being offered through an underwritten offering, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, and in such names, as the managing underwriter or underwriters.

     n. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     o. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

     p. If requested by the managing underwriters, or Investors who hold a majority of the Registrable Securities being sold, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the Company reasonably agrees should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering, (ii) make all required filings of such prospectus supplements or post-effective amendments as soon as practicable after the Company has been notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities. The costs of preparation of filing of any such post-effective amendments and supplements shall be borne by the Investors.

     q. The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

     r. The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

4.    OBLIGATIONS OF THE INVESTORS.

     a. At least seven (7) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor, including, but not limited to, their method of disposition, if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor furnish to the Company in a timely manner such information regarding itself, the Registrable Securities held by it and its intended method of disposition of the Registrable Securities as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

     b. By acceptance of the Registrable Securities, each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

     c. In the event Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under the underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s).

     d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

     f. Each Investor agrees that it will not sell any Registrable Securities under a Registration Statement until it has obtained copies of the related prospectuses as then amended or supplemented. Each Investor further agrees that it and its officers, directors or affiliates, if any, will comply with the prospectus delivery requirements of the 1933 Act as applicable to them in connection with sales of the Registrable Securities pursuant to such Registration Statement.

5.    EXPENSES OF REGISTRATION.

     All reasonable expenses, other than underwriting expenses, discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company, except as otherwise specifically provided herein.

6. INDEMNIFICATION.

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     a. To the fullest extent permitted by law, the Company shall indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), any underwriter (as defined in the 1933
Act) for the Investors, and the directors and officers of each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "Blue Sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or mission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 for a period of three (3) years from the SB-1 Filing Deadline.

     b. In connection with any Registration Statement in which an Investor is participating, each such Investor shall severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, its directors, officers, agents, employees and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and the directors and officers of such controlling Persons (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement. Subject to Section 6(d), such Investor further will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided further, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the gross proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     c. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

     d. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party (the "Indemnifying Party") under this
Section 6, deliver to the Indemnifying Party a written notice of the commencement thereof. The Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the Indemnifying Party, if, in the reasonable opinion of counsel retained by the Indemnifying Party, the representation by such counsel of the Indemnified Person or Indemnified Party and the Indemnifying Party would be inappropriate due to actual or potential conflicts of interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the Indemnifying Party in connection with any negotiation or defense of any such action or claim by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The Indemnifying Party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No Indemnifying Party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the Indemnifying Party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action.

     e. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

     f. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the Indemnifying Party or others, and (ii) any liabilities the Indemnifying Party may be subject to pursuant to the law.

7.    CONTRIBUTION.


     To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to contribute to the amount paid or payable by such Indemnified Party with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.    REPORTS UNDER THE 1934 ACT.


     With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     a. make and keep public information available, as those terms are understood and defined in Rule 144;

     b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

     c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights of the Investors to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within five (5) business days after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein;  (iv)  such  transfer  shall  have  been  made in  accordance  with  the applicable requirements of the Securities Purchase Agreement; (v) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; and (vi) in the event the assignment occurs subsequent to the date of effectiveness of the Registration Statement required to be filed pursuant to Section 2(a), the transferee (other than NCT) agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

10. AMENDMENT OF REGISTRATION RIGHTS.

     No provision of this Agreement may be amended and the observance thereof waived (either generally or in a particular instance and either retroactively or prospectively), except with the written consent of the Company and Investors who hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11.   MISCELLANEOUS.

     a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to the Company:   Pro Tech Communications, Inc.
                           3311 Industrial 25th Street
                           Fort Pierce, Florida 34946
                           Facsimile:  (561) 464-6644
                           Attn: Richard Hennessey, President

      With a copy to:      Leslie J. Croland, P.A.
                           Steel Hector & Davis LLP
                           200 South Biscayne Boulevard
                           Miami, Florida 33131
                           Facsimile:  (305) 577-7001

                           NCT Group, Inc.
                           Attn: Chief Financial Officer
                           20 Ketchum Street
                           Westport, CT 06880
                           Facsimile: (203) 226-4338

     If to a Buyer, to its address and facsimile number on the signature page hereof, with copies to such Buyer's counsel as set forth in Buyer's notice to the Company thereof. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number. Copies delivered only to the Company's counsel shall not constitute adequate notice. c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     d. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     e. The parties expressly consent to the exclusive jurisdiction and venue of the federal courts whose districts encompass any part of the City of New York, New York or the state courts of the State of New York sitting in the City of New York, New York, for the adjudication of any civil action related to or arising out of, in whole or in part, this Agreement.

     f. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     g. This Agreement and the Securities Purchase Agreement, together with exhibits and schedules hereto and thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings, oral or written, among the parties hereto with respect to such matters.

     h. Subject to the requirements of Section 9, this Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

     i. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     j. The headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not limit or otherwise affect the meaning hereof.

     k. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

     l. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     m. Construction of Agreement. This Agreement has been fully negotiated among the parties, and none of the parties shall have any greater burden than the other parties in construing this Agreement, including one party being charged with the drafting of the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of day and year first above written.


      COMPANY:                            BUYERS:
      -------                             ------

      PRO TECH COMMUNICATIONS, INC.       BALMORE FUNDS, S.A.

      By: /s/ RICHARD HENNESSEY           By: /s/ GISELA KINDLE
      Name: Richard Hennessey             Name: Gisela Kindle
      Title:   President and Secretary    Title:   Director



                                          AUSTOST ANSTALT SCHAAN

                                          By: /s/ THOMAS HARKEL
                                          Name: Thomas Harkel
                                          Title: Represenative

                                          ZAKENI LIMITED

                                          By: /s/ BERNARD MULLER
                                          Name: Bernard Muller
                                          Title: President

                              SCHEDULE OF BUYERS



                                          Buyer Address, Telephone
            Buyer Name                    and Facsimile Number

            Austost Anstalt Schaan


            Balmore Funds, S.A.

            Zakeni Limited


                                    EXHIBIT 1

                 Shares Permitted to Be Included in Registration Statement


                                      Shares of Owned             Description of
Shareholder Name                        Common Stock             Right to Acquire
-------------------------------------  --------------      --------------------------------------
Austost Anstalt Schaan (or designees)    1,196,000         1,500,000   Warrants  issued  on
                                                           Closing    Date,     exercisable    at
                                                           $0.50/share, with registration rights

Balmore Funds, S.A. (or designees)       1,196,000         1,500,000   Warrants  issued  on
                                                           Closing    Date,     exercisable    at
                                                           $0.50/share, with registration rights

Zakeni Limited (or designees)            1,196,000         1,500,000  Warrants issued
                                                           on  Closing   Date,   exercisable   at
                                                           $0.50/share, with registration rights
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